                                                                   EXHIBIT 10.75

                               SEVERANCE AGREEMENT


                  THIS AGREEMENT (the "Agreement") is made as of the 26th day of August, 1997, by and between International Post Limited, a Delaware corporation (the "Corporation") and Martin Irwin residing at 156 Fisher Road, Mahwah, New Jersey 07430 (the "Executive").

                               B A C K G R O U N D

                  The Executive and the Corporation are parties to an employment agreement (the "Existing Agreement") dated February 15, 1994. The Executive and the Corporation have mutually agreed that the Executive's employment with the Corporation will be terminated and that the Executive will resign his offices with the Corporation, other than his position as a director of the Corporation, in order to pursue other interests. As a result, the Corporation and the Executive both desire to terminate the Existing Agreement and, in connection therewith, to enter into the covenants and agreements contemplated herein.

                  NOW, THEREFORE, in consideration of the premises and the mutual representations, warranties, covenants and agreements hereinafter set forth, the parties hereto, desiring to be legally bound, do hereby agree as follows:

                  1. Resignation. The Executive agrees and acknowledges that effective as of the date hereof (the "Effective Date"), the Executive's employment shall be deemed to have been terminated and the Executive has, and shall be deemed to have, resigned from all offices and positions with the Corporation and any of its affiliates, other than his position as Vice Chairman of the Board of the Corporation.

                  The Executive and the Corporation acknowledge and agree that, except for: (i) the Existing Agreement, which is hereby terminated and shall hereafter be deemed to be null and void and of no further force or effect; and
(ii) this Agreement, the Executive has not entered into any agreement, whether written, oral or implied, with the Corporation with respect to the subject matter hereof or any employment relationship. Notwithstanding the foregoing, (i) the Executive shall have the rights set forth in Section 7.9(a) of the Agreement and Plan of Merger among the Corporation, Video Services Corporation, Louis H. Siracusano, Donald H. Buck and Arnold P. Ferolito and (ii) the provisions of
Section 5.02 of the Existing Agreement shall survive the termination thereof.

                  2. Payments.

                  (a) Termination Payment. The Corporation shall pay to the Executive severance in equal bi-weekly installments at the rate of: (i) $150,000 per year for the one (1) year period from the date hereof; (ii) $100,000 per year for the one (1) year period thereafter; and (iii) $75,000 per year for the one (1) year period thereafter (subject to applicable withholding and deductions).

                  (b) Benefits. The Executive shall, for a period of three (3) years from the date hereof (subject to the terms and conditions of particular plans and programs) be entitled to participate in and receive such benefits, services, equipment, compensation and incentive plans and group life, health, accident, disability and hospitalization insurance plans, pension plans and retirement plans as the Corporation may make available to employees of the Corporation at the expense of the Corporation.

                  (c) Options. On the date hereof, Louis H. Siracusano, Arnold
P. Ferolito and Donald H. Buck shall grant to the Executive, options pursuant to an option agreement in the form of Exhibit A hereto.

                  3. Withholdings. All amounts payable to the Executive under this Agreement shall be subject to tax and similar withholdings and deductions as are required by applicable law, rules and regulations.

                  4. Non-Competition. The Executive agrees that during the Non-Competition Term (as hereinafter defined) he will not in any manner, directly or indirectly, except where specifically contemplated by the terms of this Agreement, (a) perform consulting services for, be employed by, engage in or participate in the ownership, management, operation or control of, or act in any advisory or other capacity for, any Competing Entity which conducts its business within the Territory (as the terms Competing Entity and Territory are hereinafter defined); provided, however, that notwithstanding the foregoing, the employee may make solely passive investments in any Competing Entity the common stock of which is "publicly held" and of which the employee shall not own or control, directly or indirectly, in the aggregate securities which constitute 5% or more of the voting rights or equity ownership of such Competing Entity; or
(b) solicit or divert any business or any customer from the Corporation or assist any person, firm or corporation in doing so or attempting to do so; or
(c) cause or seek to cause any person, firm or corporation to refrain from dealing or doing business with the Corporation or assist any person, firm or corporation in doing so; or (d) hire or seek to hire any person who at the time so hired, or within 12 months prior to such date was an employee of the Corporation on the date hereof or during such Non-Competition Term or assist any person, firm or corporation in doing so or attempting to do so.

                  For purposes of this Section 4, (i) the term "Non-Competition Term" shall mean three (3) years commencing on the date hereof; (ii) the term "Competing Entity" shall mean any entity which presently or hereafter during the Non-Competition Term engages in any business activity in which the Corporation or its successor is engaged during the Non-Competition Term; and (iii) the term "Territory" shall mean any greater metropolitan area in which the Corporation is

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engaged in business while the Executive is employed by the Corporation or within six months of the date hereof.

                  5. Severability. If any provision of this Agreement, or portion thereof, shall be held invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall attach only to such provision or portion thereof, and shall not in any manner affect or render invalid or unenforceable any other provision of this Agreement or portion thereof, and this Agreement shall be carried out as if any such invalid or unenforceable provision or portion thereof were not contained herein. In addition, any such invalid or unenforceable provision or portion thereof shall be deemed, without further action on the part of the parties hereto, modified, amended or limited to the extent necessary to render the same valid and enforceable.

                  6. Headings. The headings of the Sections of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the constitute on hereof.

                  7. Modification and Waiver. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both the parties hereto. No waiver of any other provisions hereof (whether or not similar) shall be binding unless executed in writing by both the parties hereto nor shall such waiver constitute waiver.

                  8. Notice. Any notice to be given hereunder shall be given in writing. Notice shall be deemed to be given when delivered by hand to, or five days after being mailed, postage prepaid, registered with return receipt requested, addressed as set forth above or such other address as either party may specify to the other in writing in accordance with the terms hereof.

                  9. Identical Counterparts. This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which shall constitute one and the same Agreement.

                  10. Governing Law. This Agreement shall be governed by, and interpreted in accordance with, the laws of the State of New York applicable to contracts to be performed therein without giving effect to the conflict of law principles thereof.

                  11. Entire Agreement. This Agreement contains the entire agreement between the parties with respect to the employment of the Executive by the Corporation and the subject matter hereof and supersedes any and all prior understandings, agreements or correspondence between the parties. In the event that this Agreement is not executed and delivered by the parties hereto, this Agreement shall not have any effect and shall not constitute, and is not intended to constitute, evidence or an admission or concession of any matter, fact or thing.

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
                  12. Further Assurances. The Executive and the Corporation each agree to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable in order to consummate or implement expeditiously the transactions contemplated herein and to otherwise fulfill or satisfy the intention of this Agreement.

                  IN WITNESS WHEREOF the undersigned have executed this Agreement as of the date set forth above.

                                        INTERNATIONAL POST LIMITED


                                        By:  /s/ Gary Strack
                                             Its: Vice President and Treasurer



                                             /s/ Martin Irwin
                                             Martin Irwin


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
State of New York          )
                           )        ss:
County of New York         )



                  On the 26th day of August, 1997, before me personally came Martin Irwin, to me known to be the person described in and who executed the foregoing instrument, and acknowledged that he executed the same.


                                             /s/ Joshua Nussbaum
                                                               Notary Public


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                                                                       EXHIBIT A


                             STOCK OPTION AGREEMENT


         THIS AGREEMENT, dated as of August 26, 1997 is made by and between LOUIS H. SIRACUSANO, ARNOLD P. FEROLITO and DONALD H. BUCK (each, a "Stockholder and collectively, the "Stockholders") and MARTIN IRWIN (the "Optionee").

         WHEREAS, Video Services Corporation ("VSC") (an entity in which the Stockholders are the sole stockholders) has entered into a Merger Agreement (the "Merger Agreement") with International Post Limited (the "Company") dated June 27, 1997, pursuant to which such corporations will be merged (the "Merger");

         WHEREAS, the Stockholders desire to grant an option to Optionee to purchase shares of the Common Stock and Optionee desires to accept such stock option;

         NOW, THEREFORE, the Stockholders and Optionee agree as follows:

         Section 1.  Grant of Option.

         Section 1.1  Grant; Grant Date

         Each Stockholder hereby grants to Optionee the right to purchase from such Stockholder all or any part of the number of shares of Common Stock set forth opposite his name in the table below (the "Option"), comprising an aggregate of 75,000 shares of the Company's Common Stock, $.01 par value per share, (the "Shares") upon the terms and conditions set forth in this Agreement. The grant date of the Option shall be the date of this Agreement. Optionee hereby accepts the Option, and agrees to be bound by all the terms and provisions of this Agreement.

Name                                                    Number of Shares
----                                                    ----------------
Louis H. Siracusano                                          36,540
Arnold P. Ferolito                                           36,540
Donald H. Buck                                                1,920

         Section 1.2  Adjustments in Option

         In the event that the outstanding Shares subject to the Option are changed into or exchanged for a different number or kind of shares or securities of the Company, or of another corporation, by reason of reorganization, merger or other subdivision, consolidation, recapitalization, reclassification, stock split, stock dividend or combination of shares or similar event, the Stockholders shall make an appropriate and equitable adjustment in the Option so that Optionee's proportionate interest shall be maintained as before the occurrence of such event to the maximum extent possible. Any adjustment made by the Stockholders shall be final and binding upon Optionee and all other interested parties.

         Section 1.3  Option Terms

                  The Option granted under this Agreement shall be subject to the following terms and conditions:

         (a) Price. The exercise price for the Shares subject to the Option shall be $0.75 per Share.

         (b) Term. The Option shall expire on the fifth anniversary of the date hereof.

         (c) Vesting. At the effective time of the Merger, the Option shall become fully vested and exercisable immediately.

         (d) Exercise. To the extent that the Option has become exercisable in accordance with this Agreement, it may be exercised in whole or in part at any time prior to its expiration or termination, by providing written notice to each Stockholder of the number of Shares as to which the Option is being exercised, and enclosing payment for the Shares with respect to which the Option is being exercised. Such payment shall be in cash. Partial exercise shall be for whole Shares only and shall not be for less than five thousand (5,000) Shares in the aggregate unless the number of Shares purchased constitutes the total number of Shares then remaining subject to the Option or the Stockholders permit such smaller exercise in their sole discretion. Notation of any partial exercise shall be made by the Stockholders on Schedule I hereto. Any exercise shall be allotted among the Stockholders in the following ratios:

                                                     Percentage of Exercise
Stockholder                                          Applied to his Shares
-----------                                          ---------------------
Louis H. Siracusano                                         48.720%
Arnold P. Ferolito                                          48.720%
Donald H. Buck                                               2.560%

         Section 1.4  Nontransferability

         The Option shall not be transferable other than by will or the applicable laws of descent and distribution, and no transfer so effected shall be effective to bind the Stockholders unless the Stockholders have been furnished with written notice thereof and such evidence as the Stockholders


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
may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

         Section 1.5  Conditions to Issuance of Stock Certificates

         (a) If required, the stock certificates evidencing the Shares shall bear legends restricting transferability; in substantially the form indicated below:

                  "These Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and may not be resold, pledged or otherwise transferred unless they have been registered under the Securities Act or unless an exemption from registration is available."

         (b) The Stockholders shall not be required to deliver any certificate or certificates for Shares deliverable upon any exercise of the Option prior to fulfillment of all of the following conditions:

                           (i) The completion of any registration or other
qualification of such Shares under any state or federal law or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, or the obtaining of approval or other clearance from any state or federal governmental agency which the Stockholders shall, in their sole discretion, deem necessary or advisable.

                           (ii) In the event that the Shares have not been
registered under the Securities Act, if the Stockholders shall, in their sole discretion, deem it necessary or advisable, the execution by Optionee of a written representation and agreement, in a form satisfactory to the Stockholders, in which Optionee represents that the Shares acquired by him upon exercise are being acquired for investment and not with a view to distribution thereof.

         (c) The parties to this Agreement understand, acknowledge and agree that any transfer of all or any part of the Shares, or any change in the ownership of the Company, shall be subject to the requirements of the Communications Act of 1934, as amended, and the rules and regulations of the Federal Communications Commission ("FCC") as may be in effect at the time of such transfer, and that before certain rights provided for in this Agreement are exercised, it may be necessary to obtain any approval of the FCC required under applicable law.

         Section 2.  Miscellaneous.

         Section 2.1  Entire Agreement: Amendment

         This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. Any term or provision of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, and any term or provision of this Agreement may be


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
amended or supplemented at any time by the mutual consent of the parties hereto, except that any waiver of any term or condition, or any amendment, of this Agreement must be in writing.

         Section 2.2  Governing Law

         The laws of the State of New York shall govern the interpretation, validity and performance of the terms of this Agreement regardless of the law that might be applied under principles of conflict of laws.

         Section 2.3  Successors

         This Agreement shall be binding upon and inure to the benefit of the successors, assigns and heirs of the respective parties.

         Section 2.4  Notices

         All notices or other communications made or given in connection with this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by registered or certified mail, return receipt requested, to those listed below at their following respective addresses or at such other address as each may specify by notice to the others:

                  To Optionee:

                  Martin Irwin
                  156 Fisher Road
                  Mahwah, New Jersey 07430

                  To the Stockholders:

                  c/o International Post Limited
                  545 Fifth Avenue
                  New York, New York  10017
                  Attention: Louis H. Siracusano

                  With a copy to each of the Stockholders at the following addresses:

                  Louis H. Siracusano
                  13 Lexington Lane
                  Montvale, New Jersey  07645
                  (201) 573-8660


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
                  Arnold P. Ferolito
                  c/o Video Services Corporation
                  240 Pegasus Avenue
                  Northvale, New Jersey  07647-1904

                  Donald H. Buck
                  2 Deerburn Court
                  Florham Park, New Jersey  07932

                  All notices to the Stockholders shall also be sent to:

                  Gordon Altman Butowsky Weitzen Shalov & Wein
                  114 West 47th Street
                  New York, New York  10036-1510
                  Attention:  Keith L. Schaitkin, Esq.
                  Fax Number:  (212) 626-0799

         Section 2.5  Waiver

         The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver thereof or deprive that party of the right thereafter to insist upon strict adherence to that term or any other term of this Agreement.

         Section 2.6  Titles; Construction

         Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.



                                      -10

         IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                             /s/ Louis H. Siracusano
                             Louis H. Siracusano

                             /s/ Arnold P. Ferolito
                             Arnold P. Ferolito

                             /s/ Donald H. Buck
                             Donald H. Buck


                             Optionee:


                             /s/ Martin Irwin
                             Martin Irwin

                                   SCHEDULE I

                        Notations As to Partial Exercise

                       Number of               Balance of
Date of                Purchased               Shares on               Authorized                Notation
Exercise               Shares                  Option                  Signature                 Date